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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 8, 2000
                                                 -----------------------------

                               Crown Crafts, Inc.
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             (Exact name of registrant as specified in its charter)



      Georgia                   1-7604                         58-0678148
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   (State or other      (Commission File Number)          (IRS Employer
   jurisdiction of                                        Identification
   incorporation)                                         Number)


    1600 RiverEdge Parkway, Suite 200, Atlanta, Georgia           30328
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     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (770) 644-6400
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Item 5.  Other Events.

         Carl A. Texter has been appointed Vice President and Chief Financial Officer of the Company effective May 8, 2000. Mr. Texter will assume responsibility for restructuring the Company's debt, improving financial reporting and providing the overall financial leadership required to return the business to profitability.

         Mr. Texter, 44, is a graduate of Princeton University and holds an M.B.A. from Dartmouth College. He has 19 years of financial management experience with BP Amoco plc, most recently acting as chief financial officer of Amoco Fabrics and Fibers Company, a leading producer of synthetic industrial fabrics.
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                       CROWN CRAFTS, INC.



                       By: /s/ John A. Magee
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                            Name:       John A. Magee
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                            Title: Acting President
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Dated:   May 9, 2000